SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement	[ ] Confidential, For Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Growth Trust
Eaton Vance Special Investment Trust

(Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(5) Total fee paid:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(3) Filing Party:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(4) Date Filed:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

EATON VANCE GREATER CHINA GROWTH FUND EATON VANCE GREATER INDIA FUND

(each a “Fund” and, collectively, the “Funds”) Two International Place Boston, MA 02110

ADJOURNMENT MESSAGE – URGENT ACTION REQUESTED

We recently sent you proxy materials regarding a joint Special Meeting of Shareholders scheduled to be held on March 9, 2011. The Special Meeting has been adjourned to April 6, 2011 at 3:00p.m. Our records indicate that we have not received your vote. We urge you to vote TODAY so we can obtain a sufficient number of votes to hold the adjourned meeting. By voting now you will help save on the cost of additional mailings and calls to shareholders.

Please Vote Today!

You may think your vote is not important, but your participation is critical to hold the meeting, so please vote immediately. We urge you to vote your proxy now. You and all other Fund shareholders will benefit from your cooperation.

The Board of Trustees recommends a vote “FOR” the proposals to (1) approve a new Investment Advisory Agreement and (2) approve a new Investment Sub-Advisory Agreement, all as detailed in your proxy statement. A copy of the proxy statement is available by calling the toll free number shown below.

1-888-505-7573

Each Eaton Vance Fund has made it very
Your vote is urgently	easy for you to vote. Choose one of the
following methods:
needed!
	·	Speak to a live proxy specialist by calling
Please vote now to be sure		1-888-505-7573. We can answer your
questions and record your vote. (Open:
your vote is received in time		M-F 8am – 10pm, Sat 11am – 5pm ET)

for the	·	Log on to the website noted on your proxy
card and enter your control number
April 6, 2011		printed on the card, and vote by following
the on-screen prompts.
Adjourned Special Meeting
	·	Call the phone number on the proxy card
of Shareholders.		and enter the control number printed on
the card and follow the touchtone
prompts.

Voting takes only a few minutes.	·	Mail in your signed proxy card in the
Thank you for your participation in		envelope provided.
these important matters.

Answering Machine Message

Hello. I’m calling regarding your investment in the Eaton Vance
Funds. You should have received proxy materials in the mail
concerning the Funds’ March 9, 2011 Special Meeting of
Shareholders.

The Special Meeting of Shareholders has adjourned. The new meeting date is April 6, 2011.

Your vote is important. Please sign, date and promptly mail your proxy in the postage-paid envelope provided.

Internet or touch-tone telephone voting is also available. Please follow the instructions included with your proxy materials.

If you have any questions, require assistance, or need new proxy materials, please contact D.F. King, which is assisting your Fund, at
1-888-505-7573.

Thank you.

Telephone Script

D. F. King & Co., Inc.

Eaton Vance LGM Proxy Campaign

Introduction

SCREEN 1:

Hello, my name is [STATE YOUR FIRST AND LAST NAME] and I’m calling on behalf of the Eaton Vance [FUND NAME]. May I speak with Mr./Mrs./Ms.
[SHAREHOLDER’S LAST NAME]?

[ONCE SHAREHOLDER IS ON THE LINE]

Mr./Mrs. /Ms. [SHAREHOLDER’S LAST NAME] my name is [STATE YOUR
FIRST AND LAST NAME] and I’m calling on a recorded line on behalf of
Eaton Vance Management regarding your investment in the [FUND NAME].

Recently, you were mailed a proxy statement, along with a proxy card to cast your vote at the Special Meeting of Shareholders that was held on March 9th.
The Special Meeting of Shareholders has adjourned to April 6, 2011. The tabulator for the Special Meeting has yet to receive your vote. Therefore, I’m calling to ask if you would be willing to vote your shares by telephone with me now?

IF THEY DID NOT RECEIVE PROXY MATERIAL – Help the
shareholder obtain the material he/she requires. If a NOBO, give him/her the 800# and have them call back when they receive the material. If registered, we will send the materials directly. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as “14” or “15”.

IF YES – The Board of Trustees of the Fund is recommending a vote in favor of the proposals. Would you like to vote your shares as recommended by the
Board of Trustees of the Fund in which you’ve invested?

Just to confirm, you have voted with the recommendation of the Board on the proposals. Is that correct?

IF YES – Thank you. I’ve recorded your vote as recommended by the

Board on the proposals. We’ll send a written confirmation of this vote to you at your address of record. For confirmation purposes, please tell me your city, state and zip code?

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms.
[SHAREHOLDER’S LAST NAME]. Have a good
[DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and zip code are NOT correct:

Mr./Mrs./Ms.[SHAREHOLDER’S LAST NAME] the city, state
and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone.
Instead, I must urge you to complete, sign, date and return your proxy card at your earliest convenience, or vote your shares by touch-tone telephone or over the internet by following the
instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good
[DAY/AFTERNOON/EVENING]. END CALL.

IF NO – [REFER TO APPROPRIATE REBUTTAL AND CONCLUDE BY
ASKING IF UPON REFLECTION THE SHAREHOLDER WOULD LIKE
YOU TO RECORD A VOTE CONSISTENT WITH THE BOARD’S
RECOMMENDATIONS ON ALL PROPOSALS.]

IF YES – Thank you. The Board of Trustees of the Fund is
recommending a vote in favor of the proposals. I’ve recorded your vote as recommended by the Board on the proposals. We’ll send a written confirmation of this vote to you at your address of record. For confirmation purposes, please tell me your city, state and zip code?

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms.
[SHAREHOLDER’S LAST NAME]. Have a good
[DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and zip code are NOT correct:

Mr./Mrs./Ms.[SHAREHOLDER’S LAST NAME] the city, state
and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone.
Instead, I must urge you to complete, sign, date and return your proxy card at your earliest convenience, or vote your shares by touch-tone telephone or over the internet by following the
instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good
[DAY/AFTERNOON/EVENING]. END CALL.

IF STILL NO - Okay, I can still help. The Board of Trustees of the
Fund is recommending a vote in favor of the proposals. Would you like to vote contrary to the recommendations of the Board on all matters at the meeting?

AGAINST ALL – Thank you. I have recorded a vote contrary to
the recommendation of the Board on the proposals. We’ll send a written confirmation of this vote to you at your address of record.
For confirmation purposes, please tell me your city, state and zip code.

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms.
[SHAREHOLDER’S LAST NAME]. Have a good
[DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and zip code are NOT correct:

Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME] the city, state
and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone.
Instead, I must urge you to complete, sign, date and return your proxy card at your earliest convenience, or vote your shares by touch tone telephone or over the internet by following the
instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good
[DAY/AFTERNOON/EVENING]. END CALL.

IF NO (I.E., THEY JUST WON’T VOTE) – I’m sorry for that. If you change your mind and would like us to assist you in voting by telephone please call us back toll-free at 1-888-505-7573 at anytime between 10:00
AM and 11:00 PM (Eastern Standard Time) weekdays or between Noon and 6:00 PM on Saturdays. Or you can vote at any time by completing, signing, dating and returning your proxy card or voting instruction form using the postage-paid envelope provided or by touch-tone telephone or over the internet by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.